UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JANUARY 3, 2007
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-127185	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MATTERS

Item 3.02          Unregistered Sales of Equity Securities.

Effective on each of December 13, 2006, December 22, 2006 and January 3, 2007, respectively, the Company completed a private placement (the "Private Placement") with certain United States and offshore residents (each an "Investor") for aggregate proceeds of $13,500,000.00 pursuant to the terms and conditions of certain unit private placement subscription agreements (collectively, the "Subscription Agreements") as entered into between the Company and each such Investor.

In accordance with the terms of the Subscription Agreements: (a) the Company issued an aggregate of 5,400,000 units of the Company (each a "Unit"), at a subscription price of $2.50 per Unit; (b) each Unit is comprised of one share of the Company's restricted common stock, par value $0.001 (each a "Share" and, collectively, the Company's "Common Stock"), and one non-transferable common share purchase warrant (each a "Warrant") to purchase one-half of a Share of the Company's restricted Common Stock; (c) two Warrants entitle the Investor to purchase an additional share of the Company's Common Stock (each a "Warrant Share") commencing upon the date of issuance of the underlying Units and ending on the day which is the later of (i) 18 months from the date of issuance of the within Units and (ii) nine months from the effective date of the Company's proposed registration statement, if any, pursuant to which the Warrant Shares underlying the Warrants are to be proposed for registration under the United States Securities Act of 1933, as amended (the "Securities Act") (and the later such time period being the "Warrant Exercise Period"), at an exercise price of $3.00 per Warrant Share during the Warrant Exercise Period.

There were no finders' fees or commissions payable by the Company upon the successful completion of the Private Placement, and the Company has agreed to file a registration statement with the United States Securities and Exchange Commission in accordance with the Securities Act covering the resale of the Shares and the Warrant Shares issuable upon the exercise of the Warrants by the Investors.

The Private Placement was made and sold to non-United States Investors in reliance of Rule 903 of Regulation S promulgated under the Securities Act, and to United States accredited investors in reliance of Rule 506 of Regulation D of the Securities Act. The securities issued in the Private Placement have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements.

SECTION 8 - OTHER EVENTS

Item 8.01          Other Events.

Attached as an Exhibit to this Current Report is a copy of the Company's News Release, dated January 4, 2007, which references, in part, the completion by the Company of the subject Private Placement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Submitted herewith:
Exhibit	Description
99.1	News Release of the Company dated January 4, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: January 4, 2007.	By: "Amir Adnani" ___________________________________ Amir Adnani President, Chief Executive Officer, Principal Executive Officer and a director

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